Securities and Exchange Commission
                         Washington, DC  20549

                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): July 29, 2005



                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in Its Charter)



                                  MISSOURI
               (State or Other Jurisdiction of Incorporation)


         0-24033                               43-1805201
 (Commission File Number)       (I. R. S, Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


                              (816) 765-2200
           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers


     The Board of Directors ("the Board") of NASB Financial, Inc. ("the Company") elected Dr. Fletcher M. Lamkin and Mr. Paul L. Thomas to the Company's Board of Directors effective July 29, 2005. Dr. Lamkin is the President of Westminster College in Fulton, Missouri. Mr. Thomas is a Vice President of NASB Financial, Inc. and Senior Vice President and Chief Credit Officer of North American Savings Bank, F.S.B.

     The Board increased the number of directors of the Company from seven (7) to nine (9) in accordance with authority granted the Board in the Company's Articles of Incorporation and Bylaws. Mr. Thomas and Dr. Lamkin will be presented for election at the Company's next annual meeting of stockholder's in January 2006.



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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NASB FINANCIAL, INC.

August 3, 2005                        By:  /s/ Rhonda Nyhus
                                           Rhonda Nyhus
                                           Vice President and Treasurer


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